Dreyfus Equity
Income Fund

Annual Report


October 31, 1995

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

    Dreyfus Equity Income Fund completed its first full fiscal year on October 31, 1995. As shown later in this report, the Fund's fiscal year has been a rewarding one. Effective on or about November 22, 1995, the Fund's name will change to the "Dreyfus Disciplined Equity Income Fund."

    This letter describes the economic and market background of the Fund's first year of operations, provides you with the year's results, and explains our investment strategies.

Economic Environment

    The much-desired soft landing for the U.S. economy that the Federal Reserve Board has been striving to attain appears to have occurred. This is the result of more than a year of moves by the Fed to tighten interest rates, followed by a token loosening of the reins last summer.

    Now that the economy is no longer as overactive, the central bank must concern itself with the possibility that the economy might slow down more than would be desirable. However, the latest economic statistics do not contain convincing evidence of that happening. The housing industry is doing well. Industrial orders continue to expand and gross domestic product keeps on growing, albeit at a reduced rate.

    In the meantime, the rate of inflation appears to be under firm control. Consumer prices have advanced only at a very moderate pace, and average wages have barely inched ahead. Unemployment is not getting out of hand, and hovers near the so-called full employment level.

    Retail spending has settled down, in part because consumers are carrying large debit balances in mortgage and credit card debts. To what extent this will affect holiday shopping remains to be seen. The industrial sector of the economy, however, appears to be forging ahead.

Market Environment

    As your Fund reached the end of its fiscal year, October 31, 1995, stocks were not far below the record levels they had reached earlier in the fall.

    Among the factors accounting for this market strength were good corporate profits and low interest rates. Third quarter profit reports from leading corporations, while not universally favorable, were better than earlier quarters. The extensive lean and mean corporate reorganizations of the past few years appear to be paying off. Even though the pricing environment for most corporate products is extremely competitive, manufacturers and service providers appear able to squeeze out improved profits.

    How long that continuing improvement will last is an open question. Many economists think that profit levels may flatten out over the coming months. The recent record on that score, however, has been encouraging.

    Interest rates also have buoyed stock prices. As the cost of borrowing has steadily decreased, many corporations have benefitted. This advantage has been particularly notable with public utilities.

    Another factor in market strength has been the relentless advance of technology, which has virtually forced corporations -- and now individual households as well -- to reequip in order to keep up with technical progress. The obvious result has been seen in record prices commanded during the year by high technology stocks. While some disillusionment may set in, the market clearly takes a very optimistic view of the long-range outlook for these companies.

    In addition, equities have been favorably affected by the very large inflow of investment money, on a regular basis, from 401(k) and other retirement plans. To be sure, money managers could at some point turn off the spigot, and divert this cash flow into bonds or money market instruments. During the past year, however, equity purchases by pension funds and other retirement investors have provided a supportive background for stock prices.

    Of course there are some concerns. Perhaps the biggest has been the struggle between Congress and the White House over how to reduce Government spending and cut the burden of the Government's perennial deficit. Hopefully, this impasse will be settled. In the meantime, the uncertainties in Washington have been a source of worry to investors.

    The fading value of the U.S. dollar has also been a question mark. Yet, after hitting a low last spring, the dollar has gradually recovered some lost ground. This dollar rebound reflects weakness in the economies of Western Europe and Japan, but also the strengthening of economic activity here at home.

Portfolio Overview

    For the fiscal year ended October 31, 1995, the total return for the Fund's Investor shares was 23.20% and for Class R shares, it was 23.48%.* This compares with a total return of 26.41% for the Standard & Poor's 500 Composite Stock Price Index.**

    As you know, the Fund's policy is to invest approximately 85% of its assets in dividend-paying common stocks. During the past year, when the stock market rose strongly, the market was led by more volatile stocks which do not necessarily pay large dividends, or any dividends at all. In this kind of market, the income-paying stocks that the Fund favors may not perform as well as other kinds of equities. However, the portfolio's stress on income can be a cushion in declining markets, although there is no guarantee on how the Fund will perform in any kind of market.

    For example, as of October 31, 1995, Dreyfus Equity Income Fund's portfolio was firmly weighted toward energy and utility stocks which, typically, are less volatile than technology issues. However, the energy and utility industry stocks generally pay above average income.

    By the same token, the Fund generally underweights the more volatile issues like the technology stocks that pay no dividends. This tends to restrain the Fund's performance in a bull market, as recently occurred.

    Performance was helped, on the other hand, by holdings in the higher-yielding banking and telephone utility industries. And individual stocks from other sectors also helped. Among the best performing portfolio stocks in recent months were CIGNA, Chase Manhattan, First Interstate Bancorp, Sears Roebuck and AT&T.

    The Fund did well in competitive ranking in the universe of equity income funds for this first full year of operations. Total return of the Fund's Investor Class shares ranked third and Class R shares second out of 115 funds with similar objectives, according to Lipper Analytical Services, Inc.+ Of course, past performance is no guarantee of future results and the Fund's share price and investment return fluctuate so that an investor may receive more or less than original cost upon redemption.

    It is a privilege to be managing investment assets on your behalf.

                                              Sincerely,



                                              Bert J. Mullins
                                              Portfolio Manager
November 15, 1995
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.
+ SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Total return for all funds in the
  Equity Income Funds Category reflect reinvestment of distributions. The Fund's share price and investment return fluctuate.

Dreyfus Equity Income Fund                                 October 31, 1995
---------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS EQUITY INCOME FUND CLASS R SHARES WITH THE STANDARD AND POOR'S 500 COMPOSITE
       STOCK PRICE INDEX AND THE LIPPER EQUITY INCOME FUND INDEX

              Dreyfus Equity      Standard & Poor's
               Income Fund         500 Composite        Lipper Equity
Period       (Class R Shares)      Price Index *      Income Fund Index *
----------   ----------------     --------------      -------------------
9/2/94          10,000                10,000                10,000
10/31/94         9,950                 9,975                 9,864
1/31/95          9,856                10,007                 9,741
4/30/95         10,856                11,018                10,537
7/31/95         11,736                12,112                11,305
10/31/95        12,286                12,609                11,631

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
--------------------------------------------------------------------------
       Investor Class Shares                      Class R Shares
----------------------------------         -------------------------------
       Period ended 10/31/95                    Period ended 10/31/95
----------------------------------         -------------------------------
1 Year                       23.20%        1 Year                   23.48%
From Inception (9/14/94)     21.25         From Inception (9/2/94)  19.42


Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Dreyfus Equity Income Fund on 9/2/94 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date as well as to the Lipper Equity Income Fund Index which is described below. For comparative purposes, the value of each Index on 8/31/94 is used as the beginning value on 9/2/94. All dividends and capital gain distributions are reinvested. Performance for Investor Class shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

The Dreyfus Equity Income Fund seeks to provide above-average income along with moderate long-term growth of principal and income by investing primarily in a diversified portfolio of dividend-paying stocks. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. The Lipper Equity Income Fund Index is a non-weighted index of the 30 largest equity income mutual funds. It is calculated daily with adjustments for income dividends and capital gain distributions as of the ex-dividend dates. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Statement of Investments                                   October 31, 1995

         Shares   COMMON STOCKS--91.3%                      Value
      -----------                                       ------------
                  Basic Industries--5.5%
           750    Dow Chemical.......................   $     51,469
         1,300    du Pont (EI) De Nemours............         81,087
           350    Eastman Chemical...................         20,825
           450    Georgia Pacific Corporation........         37,125
           400    International Paper Company........         14,800
           300    Monsanto Company...................         31,425
           700    PPG Industries Inc.................         29,750
           200    Temple-Inland......................          9,100
           550    Westvco............................         15,263
         1,200    Weyerhaeuser Company...............         52,950
                                                          ----------
                                                             343,794
                                                          ----------
                  Consumer Cyclical--9.1%
           900    Albertsons Inc.....................         29,925
           350    Chrysler Corporation...............         18,069
           750    Circuit City Stores Inc............         25,031
           550    Echlin Inc.........................         19,662
         2,100    Ford Motor.........................         60,375
           750    General Motors.....................         32,813
           350    Goodyear Tire & Rubber.............         13,300
         1,000    J C Penney Company Inc.............         42,125
         1,750    Limited Inc........................         32,156
         1,300    Lowes Company......................         35,100
           500.   Marriott International.............         18,438
         1,450    May Department Stores
                    Company..........................         56,913
         1,000    McDonald's Corp....................         41,000
           350    McGraw-Hill Inc....................         28,656
           750    Reynolds & Reynolds Company........         26,719
           525    Sbarro Inc.........................         10,959
         1,550    Sears Roebuck & Company............         52,700
           400    Walt Disney Productions............         23,050
                                                          ----------
                                                             566,991
                                                          ----------
                  Consumer Services--16.0%
           350    Avnet Inc..........................         17,631
           400    Deere & Company....................         35,750
           400    Eaton Corporation..................         20,500
           200    Emerson Electric...................         14,250
         3,000    General Electric Company...........        189,750
         1,000    General Motors Corporation,
                    Class H..........................         42,000
         1,200    H & R Block, Inc...................         49,500
           450    Harsco Corp........................         23,738
           850    Hewlett Packard Company............         78,731
           300    Illinois Tool Works................         17,438
           850    International Business ............
                    Machines.........................         82,663
           946    Lockheed Martin....................         64,446
           300    McDonnell Douglas
                    Corporation......................         24,525


                  Consumer Services (continued)
           700    Motorola Inc.......................   $     45,938
           200    Omnicom Group......................         12,775
           600    Pitney Bowes Inc...................         26,175
           950    Raytheon Company...................         41,444
           650    Texas Instruments..................         44,362
           650    Textron Inc........................         44,687
           500    United Technologies................         44,375
           550    Xerox Corporation..................         71,362
                                                          ----------
                                                             992,040
                                                          ----------
                  Consumer Staples--11.9%
           300    Anheuser-Busch Companies...........         19,800
           500    Avon Products Inc..................         35,562
           650    CPC  International Inc.............         43,144
         1,700    Coca-Cola Company..................        122,187
           750    Conagra Inc........................         28,969
           850    Eastman Kodak Company..............         53,231
          1100    Gillette Company...................         53,212
           300    IBP Inc............................         17,963
           400    Kellogg............................         28,900
         1,000    Pepsico Inc........................         52,750
         1,450    Philip Morris Companies Inc........        122,525
           300    Pioneer Hi-Bred International......         14,888
         1,250    Procter & Gamble Company...........        101,250
          1000    Sara Lee Corp......................         29,375
           500    Seagram Co Ltd.....................         18,000
                                                         -----------
                                                             741,756
                                                         -----------
                  Energy--10.2%
         1,050    Amoco Corporation..................         67,069
           500    Atlantic Richfield.................         53,375
           550    British Petroleum, PLC, ADR........         48,537
         2,350    Exxon Corporation..................        179,481
           300    Mobil Corporation..................         30,225
           950    Pacific Enterprises................         23,513
           800    Phillips Petroleum Company.........         25,800
           950    Royal Dutch Petroleum..............        116,731
           500    Sonat Inc..........................         14,375
           800    Texaco Inc.........................         54,500
         1,250    USX-Marathon Group.................         22,188
                                                          ----------
                                                             635,794
                                                          ----------
                  Health Care--9.4%
         1,350    Abbott Labs........................         53,662
           650    American Home Products Inc.........         57,606
           350    Baxter International Inc...........         13,519
           650    Bristol-Myers Squibb Company.......         49,562
           750    Eli Lilly Company..................         72,469
         1,050    Johnson & Johnson..................         85,575
         1,800    Merck & Company Inc................        103,500
         1,700    Pfizer Inc.........................         97,538

Dreyfus Equity Income Fund
------------------------------------------------------------------------
Statement of Investments                                October 31, 1995

         Shares   COMMON STOCKS (continued)                 Value
      -----------                                       ------------
                  Health Care (continued)
           400    Schering-Plough Corporation........   $     21,450
           550    Smithkline Beecham.................         28,531
                                                          ----------
                                                             583,412
                                                          ----------
                  Interest Sensitive--12.5%
         1,301    Allstate...........................         47,812
         1,100    American General
                    Corporation......................         36,162
           750    American National
                    Insurance Company................         42,750
         1,100    BCE Inc............................         36,988
         1,800    Bank Of New York
                    Company Inc......................         75,600
         1,150    BankAmerica Corporation............         66,125
           600    CIGNA Corporation..................         59,475
           900    Chase Manhattan Corporation........         51,300
           329    Citicorp...........................         21,344
         1,450    Corestates Financial
                    Corporation......................         52,744
           250    Dean Witter Discover &
                    Company..........................         12,437
           400    Federal  National Mortgage
                    Association......................         41,950
           200    First Bank System Inc..............          9,950
           700    First Chicago......................         47,512
           100    First Interstate Bancorp...........         12,900
           250    First Union Corporation............         12,406
         1,050    MBNA Corporation...................         38,719
           400    National City Corporation..........         12,350
           550    PNC Financial Corporation..........         14,438
           500..  Providian Corporation..............         19,625
           500    Safeco Corporation.................         32,094
           600    St. Paul Companies.................         30,450
                                                          ----------
                                                             775,131
                                                          ----------
                  Mining and Metals--1.5%
           900    Aluminum Company
                    Of America 45,900..............
           350    Phelps Dodge Corporation.........           22,181
           350    Potash Corporation...............           24,369
                                                          ----------
                                                              92,450
                                                          ----------
                  Transportation--1.4%
           700    Conrail Inc......................           48,125
           150    Delta Air Lines Inc..............            9,844
           800    Illinios Central.................           30,600
                                                          ----------
                                                              88,569
                                                          ----------

                  Utilities--13.4%
         1,350    A T & T Corporation..............      $    86,400
         1,350    Ameritech Inc....................           72,900
         1,150    Bell Atlantic Corporation........           73,169
           550    Bellsouth Corporation............           42,075
           700    Boston Edison....................           19,162
         1,750    CINergy Corporation..............           49,656
         1,500    Consolidated Edison
                    Company Inc....................           45,562
         1,050    DQE, Inc.........................           28,875
           900    Entergy Corporation..............           25,650
           200    FPL Group Inc....................            8,375
         1,650    GTE Corporation..................           68,062
         1,250    Nynex Corporation................           58,750
         2,450    Pacific Telesis Group............           74,419
         1,150    SBC Communication................           64,256
         1,900    Southern Company.................           45,363
           500    U S West Inc.....................           23,813
         1,500    Unicom Corporation...............           49,125
                                                          ----------
                                                             835,612
                                                          ----------
                  Utilities-Electric Power--.4%
           750    Texas Utilities                             27,562
                                                          ----------
                  TOTAL COMMON STOCKS
                    (cost $4,794,386).................    $5,683,111
                                                          ----------
                                                          ----------
                   CONVERTIBLE PREFERRED
                     STOCKS--2.2%
           300     Ashland Oil Inc.,
                     6.25%...........................     $   16,425
           200     Barnett Banks Inc.,
                     $4.50, Series A.................         21,000
           358     Citicorp, Depositary Shares
                     representing 1/12 share,
                     Series 15.......................          6,489
           400     First U.S.A. Inc.,
                     6.25%, Series A.................         16,600
           350     General Motors Corporation,
                     Depositary Shares  representing
                     1/10 share Series C.............         23,450
         2,300     RJR Nabisco Holdings,
                     Depositary Shares
                     representing 1/10 share,
                     Series C, 9.25%.................         14,375
           500     Travelers Inc.,
                     5.50%, Series B.................         35,250
                                                          ----------
                   TOTAL CONVERTIBLE
                     PREFERRED STOCKS
                     (cost $109,101).................    $   133,589
                                                          ----------
                                                          ----------

Dreyfus Equity Income Fund
------------------------------------------------------------------------
Statement of Investments                                October 31, 1995


      Principal     CONVERTIBLE BONDS
       Amount        AND NOTES--1.1%                        Value
 ----------------  --------------------------           -----------

        $18,000    General Instrument,
                     Subordinate Notes,
                     5%, 6/15/00..................      $     18,090
         20,000    Magna International,
                     Subordinate Debentures,
                     5%, 10/15/02.................            20,375
         11,000    Pogo Producing Company,
                     Subordinate Notes,
                     5.50%, 3/15/04...............            11,990
         10,000    Wendy's International Inc.,
                     Subordinate Debentures,
                     7%, 4/1/06...................            16,288
                                                          ----------

                   TOTAL CONVERTIBLE BONDS
                     AND NOTES
                     (cost $68,335)...............        $   66,743
                                                          ----------
                                                          ----------

   Principal     REPURCHASE
    Amount        AGREEMENT--5.3%                            Value
------------                                              ----------
$331,291           Agreement with Goldman
                     Sachs & Company Tri-Party
                     Repurchase Agreement,
                     5.88%  dated 10/31/95,
                     to be repurchased at
                     $331,345 on 11/1/95,
                     collateralized by $333,349
                     U.S Treasury Notes,
                     5.875% due 7/31/97
                     (cost $331,291).......              $  331,291
                                                         ----------
                                                         ----------
TOTAL INVESTMENTS
  (cost $5,303,113).........         99.9%               $6,214,734
                                    ------               ----------
                                    ------               ----------
CASH AND RECEIVABLES
  (NET).....................           .1%               $    8,216
                                    ------               ----------
                                    ------               ----------
NET ASSETS..................        100.0%               $6,222,950
                                    ------               ----------
                                    ------               ----------


               See notes to financial statements.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Statement of Assets and Liabilities                        October 31, 1995

ASSETS:
    Investments in securities, at value (cost $5,303,113)--See statement of
      investments (including repurchase agreement of $331,291)..............                                $6,214,734
    Receivable for investment securities sold...............................                                    80,799
    Dividends and interest receivable.......................................                                    14,457
    Receivable for Capital Stock sold.......................................                                    10,872
                                                                                                            ----------
                                                                                                             6,320,862
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                  $  9,150
    Due to the Distributor..................................................                       322
    Payable for investment securities purchased.............................                    87,363
    Directors' fees payable.................................................                     1,077          97,912
                                                                                               -------      ----------
NET ASSETS  ................................................................                                $6,222,950
                                                                                                            ----------
                                                                                                            ----------
REPRESENTED BY:
    Paid-in capital.........................................................                                $5,212,663
    Accumulated undistributed investment income--net........................                                    35,559
    Accumulated undistributed net realized gain on investments..............                                    63,107
    Accumulated net unrealized appreciation on investments--Note 3..........                                   911,621
                                                                                                            ----------
NET ASSETS at value.........................................................                                $6,222,950
                                                                                                            ----------
                                                                                                            ----------
NET ASSET VALUE, offering and redemption price per share:
    Investor Shares
      (20 million shares of $.001 par value Capital Stock authorized)
      ($1,714,331 / 142,842 shares of capital stock outstanding)............                                    $12.00
                                                                                                                ------
                                                                                                                ------
    Class R Shares
      (30 million shares of $.001 par value Capital Stock authorized)
      ($4,508,619 / 375,605 shares of capital stock outstanding)............                                    $12.00
                                                                                                                ------
                                                                                                                ------

               See notes to financial statements.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Statement of Operations                         Year ended October 31, 1995

INVESTMENT INCOME:
    Income:
      Cash dividends........................................................                  $170,062
      Interest..............................................................                    18,863
                                                                                              --------
          Total Income......................................................                                $  188,925

    Expenses:
      Investment management fee--Note 2(a)..................................                    47,974
      Distribution fee (Investor shares)--Note 2(b).........................                     1,608
      Directors' fees and expenses--Note 2(c)...............................                       938
                                                                                              --------
          Total Expenses....................................................                                    50,520
                                                                                                            ----------
          INVESTMENT INCOME--NET............................................                                   138,405

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 3):
    Net realized gain on investments........................................                  $ 72,706
    Net unrealized appreciation on investments..............................                   948,493
                                                                                              --------
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................                                 1,021,199
                                                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                $1,159,604
                                                                                                            ----------
                                                                                                            ----------

               See notes to financial statements.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                            Year Ended October 31,
                                                                                         ----------------------------
                                                                                           1995               1994(1)
                                                                                         ----------        ----------
OPERATIONS:
    Investment income--net...............................................                $  138,405        $   23,451
    Net realized gain (loss) on investments..............................                    72,706            (9,599)
    Net unrealized appreciation (depreciation) on investments for the year                  948,493           (36,872)
                                                                                         ----------        ----------
      Net Increase (Decrease) In Net Assets Resulting From Operations....                 1,159,604           (23,020)
                                                                                         ----------        ----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor shares....................................................                   (10,411)             --
      Class R shares.....................................................                  (115,886)             --
                                                                                         ----------        ----------
        Total Dividends..................................................                  (126,297)             --
                                                                                         ----------        ----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Investor shares....................................................                 1,710,225             1,300
      Class R shares.....................................................                   690,542         5,027,800
    Dividends reinvested:
      Investor shares....................................................                     9,143              --
      Class R shares.....................................................                    26,865              --
    Cost of shares redeemed:
      Investor shares....................................................                  (150,971)             (299)
      Class R shares.....................................................                (2,101,842)             (100)
                                                                                         ----------        ----------
        Increase In Net Assets From Capital Stock Transactions...........                   183,962         5,028,701
                                                                                         ----------        ----------
          Total Increase In Net Assets...................................                 1,217,269         5,005,681

NET ASSETS:
    Beginning of year....................................................                 5,005,681              --
                                                                                         ----------        ----------
    End of year (including undistributed investment income--net
      of $35,559 in 1995 and $23,451 in 1994]............................                $6,222,950        $5,005,681
                                                                                         ----------        ----------
                                                                                         ----------        ----------


                                                                                     Shares
                                                       -------------------------------------------------------------
                                                            Investor Class                          Class R
                                                       ---------------------------        ---------------------------
                                                         Year Ended October 31,             Year Ended October 31,
                                                       ---------------------------        ---------------------------
                                                         1995              1994(1)          1995            1994(1)(2)
                                                       --------            ------         ---------         ----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................                155,201               132            61,234           502,825
    Shares issued for dividends reinvested                  832               --              2,697              --
    Shares redeemed.....................                (13,293)              (30)         (191,141)              (10)
                                                       --------            ------         ---------          --------
      Net Increase (Decrease) In Shares
        Outstanding.....................                142,740               102          (127,210)          502,815
                                                       --------            ------         ---------          --------
                                                       --------            ------         ---------          --------

-----------
(1) The Fund commenced operations on September 2, 1994.
(2) Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.

               See notes to financial statements.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                   Investor Shares                   Class R Shares
                                                              -------------------------        --------------------------
                                                                Year Ended October 31,           Year Ended October 31,
                                                              -------------------------        --------------------------
PER SHARE DATA:                                                 1995         1994(1)(2)         1995        1994(1)(2)(3)
                                                              -------        ----------        -------      -------------
    Net asset value, beginning of year.....                   $  9.95          $10.00          $  9.95          $10.00
                                                              -------         -------          -------         -------
    Investment Operations:
    Investment income--net.................                       .22             .03              .28             .05
    Net realized and unrealized gain (loss) on
      investments..........................                      2.05            (.08)            2.02            (.10)
                                                              -------         -------          -------         -------
          Total from Investment Operations.                      2.27            (.05)            2.30            (.05)
                                                              -------         -------          -------         -------
    Distributions;
    Dividends from investment income--net..                      (.22)            --              (.25)            --
                                                              -------         -------          -------         -------
    Net asset value, end of year...........                    $12.00          $ 9.95           $12.00          $ 9.95
                                                              -------         -------          -------         -------
                                                              -------         -------          -------         -------

TOTAL INVESTMENT RETURN....................                     23.20%           (.50%)(5)       23.48%           (.50%)(5)

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                      1.15%           1.15%(4)          .90%            .90%(4)
    Ratio of net investment income to average
      net assets...........................                      2.32%           2.65%(4)         2.57%           2.90%(4)
    Portfolio Turnover Rate................                     37.57%           5.00%(5)        37.57%           5.00%(5)
    Net Assets, end of year (000's Omitted)                    $1,714              $1           $4,509          $5,005

----------------
(1) The Fund commenced operations on September 2, 1994.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) Effective October 17, 1994, the Fund's Trust shares were redesignated Class R shares.
(4) Annualized.
(5) Not annualized.

                     See notes to financial statements.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus Equity Income Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    On November 15, 1995, the Fund changed its name to the Dreyfus Disciplined Equity Income Fund.

    The Fund is currently authorized to issue two classes of shares:
Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    On November 2, 1995, the Board of Directors declared dividends from net investment income for the Investor shares and Class R shares in the amount of $0.0622 per share and $0.0697 per share, respectively, payable on November 3, 1995 to shareholders of record on November 2, 1995.

    (e) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $1,608.

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $2,002,934 and $1,939,020, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $911,621, consisting of $993,139 gross unrealized appreciation and $81,518 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Equity Income Fund
---------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus Equity Income Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Equity Income Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                     KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995

Dreyfus Equity Income Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

Administrator
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained in the Prospectus, which must precede or accompany this report.


Printed in U.S.A.                       718/318AR9510